SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C.  20549


                                 FORM 8-K

                              CURRENT REPORT


                    Pursuant to Section 13 or 15 (d) of
                    the Securities Exchange Act of 1934


                    _______________________________


                              April 30, 1996
            (Date of Report - Date of earliest event reported)


                    _______________________________

                   Capitol Home Equity Loan Trust 1990-1
      (Issuer in respect of the Capitol Home Equity Loan Asset Backed
             Certificates, Series 1990-1, Class A and Class B)
          (Exact name of registrant as specified in its charter)


                                 33-54426
                           (Commission File No.)


                 Maryland                            52-0897004
          (State or other jurisdiction of              (I.R.S. Employer
          incorporation or organization)               Identification No.)

          8401 Connecticut Avenue
          Chevy Chase, Maryland                         20815
         (Address of principal executive offices)     (Zip Code)


     Registrant's telephone number, including area code (301) 986-7000

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Item 7.   Financial Statements and Exhibits.

          (c)       Exhibits.

          Monthly Report to Certificateholders dated April 30, 1996



                                SIGNATURES

   Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has caused this report to be signed on behalf of Capitol Home Equity Loan Trust 1990-1 by the undersigned thereunto duly authorized.

                   CAPITOL HOME EQUITY LOAN TRUST 1990-1

                    By: Chevy Chase Bank, F.S.B.
                        Originator of the Trust and Servicer



Dated:    May 10, 1996   By:  Stephen R. Halpin, Jr.
                              ____________________________________
                              Stephen R. Halpin, Jr.
                              Executive Vice President and
                              Chief Financial Officer


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                                  EXHIBIT